360 FUNDS

Eagle Rock Floating Rate Fund

Investor Class Shares (ERFAX) (Shares currently not offered for sale)

Institutional Class Shares (ERFIX)

Supplement dated April 4, 2019

To the Fund’s Prospectus and Statement of Additional Information (“SAI”)

dated January 28, 2019

This Supplement revises information in the Fund’s prospectus and SAI dated January 28, 2019. If you would like a copy of the Fund’s prospectus or SAI, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 to request a free copy.

The Board of Trustees (the “Board”) of 360 Funds (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the Eagle Rock Floating Rate (the “Fund”) that became effective on April 3, 2019. Crow Point Partners, LLC (the “Adviser”), the Fund’s investment adviser, recommended that the Board approve the Plan. Based on the Adviser’s recommendation, the Board has concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate at the close of business on April 5, 2019 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments. As shareholders redeem shares of the Fund between the date of this Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

Before the Liquidation Date, shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the liquidation. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instruction listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-877-244-6235.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE